UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2021

 ELECTRONIC ARTS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway,	Redwood City,	California	94065-1175
(Address of Principal Executive Offices)			(Zip Code)

(650)	628-1500
(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	EA	NASDAQ Global Select Market

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 12, 2021, at Electronic Arts Inc.’s (the “Company”) annual meeting of stockholders (the “Annual Meeting”), the stockholders of the Company approved an Amended and Restated Certificate of Incorporation (the “A&R COI”) of the Company that enables stockholders to act by written consent (the “Written Consent Right”). The Written Consent Right provides that stockholders seeking to act by written consent must own, individually or in the aggregate, at least 25% of the Company’s outstanding common stock to request that the Company’s Board of Directors (the “Board”) set a record date to determine the stockholders entitled to act by written consent. Following the Annual Meeting, on August 12, 2021, the Company filed the A&R COI with the Secretary of State of the State of Delaware, at which time the A&R COI became effective. The foregoing description of the A&R COI is qualified in its entirety by reference to the full text of the A&R COI, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held on August 12, 2021, the stockholders of the Company voted on the following proposals and cast their votes as described below:

1.    Election of Directors. The individuals listed below were elected to serve on the Board until the next annual meeting of stockholders or until his or her successor is elected and qualified.

	For	Against	Abstain	Broker Non-Vote
Kofi A. Bruce	217,659,083	344,726	122,699	13,800,956
Leonard S. Coleman	188,604,771	29,395,386	126,351	13,800,956
Jeffrey T. Huber	210,679,114	7,319,398	127,996	13,800,956
Talbott Roche	217,269,950	730,081	126,477	13,800,956
Richard A. Simonson	203,282,783	14,716,022	127,703	13,800,956
Luis A. Ubiñas	172,963,653	45,036,977	125,878	13,800,956
Heidi J. Ueberroth	197,250,405	20,753,888	122,215	13,800,956
Andrew Wilson	209,591,607	13,653,393	1,881,508	13,800,956

2.    Advisory vote to approve named executive officer compensation.

For	Against	Abstain	Broker Non-Vote
87,202,389	121,114,633	9,809,486	13,800,956

3.    Ratify the appointment of KPMG LLP as the Company's independent public registered accounting firm for the fiscal year ending March 31, 2022.

For	Against	Abstain
213,127,705	18,701,775	97,984

4.    Amend and restate the Company’s Certificate of Incorporation to permit stockholders to act by written consent.

For	Against	Abstain	Broker Non-Vote
197,334,777	7,916,771	12,874,960	13,800,956

5.    Consider and vote upon a stockholder proposal on whether to allow stockholders to act by written consent.

For	Against	Abstain	Broker Non-Vote
125,762,344	91,402,922	961,242	13,800,956

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.01	Amended and Restated Certificate of Incorporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

INDEX TO EXHIBITS

Exhibit No.	Description
3.01	Amended and Restated Certificate of Incorporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated:	August 13, 2021	By:	/s/ Jacob J. Schatz
Jacob J. Schatz
Executive Vice President, General Counsel and Corporate Secretary